UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 16, 2011 (May 10, 2011)

Whitestone REIT
(Exact name of registrant as specified in charter)

Maryland	000-50256	76-0594970
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 South Gessner, Suite 500, Houston, Texas	77063
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 827-9595
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

Whitestone REIT (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”) on May 10, 2011. At the Annual Meeting, the Company's shareholders approved each of the proposals presented which are described in more detail in the Company's Proxy Statement. Holders of 3,676,446 shares of the Company's common shares were present in person or represented by proxy at the Annual Meeting.

The following are the voting results on each proposal presented to the Company's shareholders at the Annual Meeting:

Proposal 1: Election of Trustees

The following individuals were elected as trustees to serve until the 2014 annual meeting of shareholders and until their successors are duly elected and qualified. The following votes were taken in connection with this proposal:

Trustee	Votes For	Votes Withheld	Broker Non-Votes
Daryl J. Carter	2,264,992	198,663	—
Donald F. Keating	2,264,843	198,812	—

The following trustees will continue to hold office until the 2012 Annual Meeting of Shareholders:

Jack L. Mahaffey
James C. Mastandrea

The following trustee will continue to hold office until the 2013 Annual Meeting of Shareholders:

Daniel G. DeVos

Proposal 2: Advisory Vote on Executive Compensation

In an advisory (non-binding) vote to approve the compensation of the Company's named executive officers, the shareholders approved the compensation of the Company's named executive officers. The following votes were taken in connection with this proposal:

Votes For	Votes Against	Abstentions
2,184,445	207,146	72,061

Proposal 3: Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation

In an advisory (non-binding) vote to determine whether a shareholder vote to approve the compensation of the Company's named executive officers should occur every one, two or three years, the shareholders recommended that the vote should occur every three years. The following votes were taken in connection with this proposal:

Votes for 1 Year	Votes for 2 Years	Votes for 3 Years	Abstentions
646,191	167,345	1,550,019	100,098

In accordance with the results of this vote, the Board of Trustees determined to implement an advisory vote on executive compensation every three years until the next required vote on the frequency of shareholder votes on the compensation of executives, which is scheduled to occur at the 2017 Annual Meeting of Shareholders.

Proposal 4: Ratification of the Selection of the Independent Registered Public Accounting Firm

The proposal to ratify the selection of Pannell Kerr Forster of Texas, P.C. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2011 was approved. The following votes were taken in connection with this proposal:

Votes For	Votes Against	Abstentions
3,522,492	65,135	88,819

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Whitestone REIT
(Registrant)

Date:	May 16, 2011	By: /s/ David K. Holeman
Name: David K. Holeman Title: Chief Financial Officer